SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2010
TECHTEAM GLOBAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-16284 (Commission File Number)	38-2774613 (IRS Employer Identification No.)

27335 West 11 Mile Road
Southfield, Michigan (Address of Principal Executive Offices)	48033 (Zip Code)
Registrant’s telephone number, including area code (248) 357-2866
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Information.
Approval of Adjournment Proposal
     On August 31, 2010, TechTeam Global, Inc., a Delaware corporation (“TechTeam Global”), convened a Special Meeting of Stockholders (the “Special Meeting”) at 10:00 a.m. (local time) at The Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110. The Special Meeting was called to approve the proposed sale of TechTeam Global’s government solutions subsidiary, TechTeam Government Solutions, Inc. (“TTGSI”), to Jacobs Engineering Group Inc., a Delaware corporation (“Jacobs Engineering”), for $59 million in cash, subject to certain escrows and adjustments set forth in the definitive acquisition agreement.
     As previously announced, the only proposal submitted for the stockholders’ consideration at the Special Meeting, prior to its adjournment, was the proposal to adjourn the Special Meeting to a later date (the “Adjournment Proposal”). The Adjournment Proposal was approved by more than a majority of shares of TechTeam Global common stock present, in person or represented by proxy, at the Special Meeting and entitled to vote on the Adjournment Proposal.
      As a result of the approval of the Adjournment Proposal by TechTeam Global’s stockholders, the Special Meeting was adjourned until Tuesday, September 28, 2010, at 10:00 a.m. (local time). The Special Meeting will reconvene at The Langham Hotel, 250 Franklin Street, Boston, Massachusetts 02110. The record date for the Special Meeting remains July 30, 2010.
     Jacobs Engineering has informed TechTeam Global that it is presently unwilling to waive any conditions precedent to its obligations to consummate the acquisition of TTGSI on the terms currently reflected in the definitive acquisition agreement. TechTeam Global adjourned the Special Meeting in order to provide it with additional time to discuss with Jacobs Engineering the terms of a possible amendment to the definitive acquisition agreement, including a reduction in the purchase price, that could facilitate the consummation of the proposed transaction upon such revised terms. TechTeam Global cautions stockholders that there can be no assurance that any such discussions will result in a revised transaction being agreed to, authorized or consummated.
     The definitive stock purchase agreement with Jacobs Engineering currently remains in effect. The Board of Directors of TechTeam Global has not withdrawn, modified or qualified its unanimous recommendation that the stockholders of TechTeam Global vote “FOR” the approval and adoption of the definitive stock purchase agreement with Jacobs Engineering and the consummation of the transactions contemplated thereby.
Cautionary Statement Regarding Forward-Looking Statements
     The statements contained in this document that are not purely historical, including statements regarding TechTeam Global’s expectations, hopes, beliefs, intentions, or strategies regarding the future, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those expected because of various known and unknown factors, risks and uncertainties. Factors, risks and uncertainties that may affect TechTeam Global’s ability to consummate the proposed stock sale and TechTeam Global’s business, financial condition and operating results include, but are not limited to: (i) the failure of TechTeam Global and Jacobs Engineering to mutually agree to the terms of a revised transaction; (ii) the failure of Jacobs Engineering Group to waive any conditions to completing the proposed stock sale that will not be satisfied prior to closing, including with respect to the required retention of employees of TechTeam Government Solutions and the receipt of any necessary consents; (iii) the failure of TechTeam Global to satisfy certain conditions to completing the proposed stock sale, including the receipt of the required approval of TechTeam Global’s stockholders and other third parties; (iv) the occurrence of any event, change or other circumstances that could result in the proposed stock sale not being consummated; (v) the restrictions and limitations on the conduct of the Government Solutions business prior to the consummation of the proposed stock sale; (vi) the restrictions on TechTeam Global’s ability to solicit or engage in discussion or negotiations with, or provide information to, a third party regarding alternative transactions involving TechTeam Government Solutions; (vii) the outcome of any legal proceedings instituted against us and others in connection with the proposed stock sale; (viii) the failure of the proposed stock sale to close for any other reason; (ix) uncertainties as to the timing of the consummation of the proposed stock sale; (x) uncertainties as to how many TechTeam Global shares will be voted in favor of the proposals to be brought before the special meeting; (xi) changes in the business of TechTeam Global, TechTeam Government Solutions or Jacobs Engineering Group or Jacobs Technology during the period between the date hereof and the closing of the stock sale that could cause a condition to closing of the proposed stock sale not to be satisfied; (xii) adverse reactions to the proposed stock sale by stockholders of TechTeam Global or Jacobs, or others; (xiii) the amount of purchase price adjustments, costs, fees, expenses and charges relating to the proposed stock sale; (xiv) uncertainties related to TechTeam Global’s future indemnification obligations under the stock purchase agreement, including the possibility of not receiving some or all of the escrowed portion of the purchase price; (xv) TechTeam Global’s inability to recognize any of the benefits of the proposed transaction; (xvi) uncertainties related to the proposed strategy of separating the Government Solutions business from Tech Team Global’s Commercial business; (xvii) other uncertainties related to such proposed strategy, including the possibility that TechTeam Global will not be able to successfully operate the remaining portion of its business after the completion of the proposed stock sale on a stand-alone basis; and (xviii) other risks, including but not limited to the items discussed in documents filed or furnished by TechTeam Global with the SEC, including matters contained in (A) “Item 1A — Risk Factors” of TechTeam Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, (B) the sections of the definitive proxy statement entitled “Material Considerations Relating to the Stock Sale Proposal” and “Cautionary Statements Concerning Forward-Looking Information,” and (C) information contained in subsequent reports and otherwise in the definitive proxy statement. The forward-looking statements included in this document are based on information available to TechTeam Global on the date hereof, and TechTeam Global assumes no obligation to update any such forward-looking statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHTEAM GLOBAL, INC.
By:	/s/ Michael A. Sosin
Michael A. Sosin
Vice President, General Counsel and Secretary

Date: September 2, 2010

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